Exhibit 99.2
Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P.
Unaudited Pro Forma Financial Information
All references in these financial statements to “the Company” refer to Hudson Pacific Properties, Inc. together with its consolidated subsidiaries, including Hudson Pacific Properties, L.P. Unless otherwise indicated or unless the context requires otherwise, all references to “our Operating Partnership” or “the Operating Partnership” refer to Hudson Pacific Properties, L.P. together with its consolidated subsidiaries.

On December 27, 2023, the Company, through a joint venture with Macerich in which the Company owns a 75.0% ownership interest, completed the sale of the property located at 10800, 10830 and 10850 West Pico Boulevard, Los Angeles, California, commonly known as “One Westside” and “Westside Two” (collectively, the “Property”), for a gross sale price of $700.0 million (before certain credits, prorations and closing costs).

The following unaudited pro forma consolidated balance sheet of the Company and the Operating Partnership as of September 30, 2023 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 have been prepared as if the disposition of the Property had occurred on September 30, 2023 for the pro forma consolidated balance sheet and as if the disposition of the Property had occurred on January 1, 2022 for both pro forma consolidated statements of operations.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with our forms 10-K and 10-Q filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the disposition of the Property occurred on September 30, 2023, (2) represent the results of our operations that would have actually occurred had the disposition of the Property occurred on January 1, 2022 or (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

Exhibit 99.2
Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2023
(in thousands, except share data)

	Hudson Pacific Properties, Inc. (A)	Sale of Property (B)	Notes	Pro Forma
ASSETS
Investment in real estate, at cost	$8,831,914	$(574,317)		$8,257,597
Accumulated depreciation and amortization	(1,735,715)	50,394		(1,685,321)
Investment in real estate, net	7,096,199	(523,923)		6,572,276
Non-real estate property, plant and equipment, net	115,903	—		115,903
Cash and cash equivalents	75,040	219,857	(C)	294,897
Restricted cash	19,054	16,000	(C)	35,054
Accounts receivable, net	19,330	581		19,911
Straight-line rent receivables, net	290,938	(58,535)		232,403
Deferred leasing costs and intangible assets, net	359,870	(23,543)		336,327
Operating lease right-of-use assets	391,177	—		391,177
Prepaid expenses and other assets, net	119,494	(83)		119,411
Investment in unconsolidated real estate entities	236,248	—		236,248
Goodwill	263,549	—		263,549
TOTAL ASSETS	$8,986,802	$(369,646)		$8,617,156

LIABILITIES AND EQUITY
Liabilities
Unsecured and secured debt, net	$4,417,020	$(324,273)	(D)	$4,092,747
Joint venture partner debt	66,136	—		66,136
Accounts payable, accrued liabilities and other	267,426	(29,208)		238,218
Operating lease liabilities	393,773	—		393,773
Intangible liabilities, net	29,247	—		29,247
Security deposits, prepaid rent and other	86,980	(4,587)		82,393
Total liabilities	5,260,582	(358,068)		4,902,514

Redeemable preferred units of the operating partnership	9,815	—		9,815
Redeemable non-controlling interest in consolidated real estate entities	115,580	(57,914)	(E)	57,666

Equity
Hudson Pacific Properties, Inc. stockholders' equity:
4.750% Series C cumulative redeemable preferred stock, $0.01 par value, $25.00 per share liquidation preference, 18,400,000 authorized, 17,000,000 shares outstanding at September 30, 2023	425,000	—		425,000
Common stock, $0.01 par value, 481,600,000 authorized, 140,937,702 shares outstanding at September 30, 2023	1,403	—		1,403
Additional paid-in capital	2,748,309	45,515	(F)	2,793,824
Accumulated other comprehensive income	4,178	—		4,178
Total Hudson Pacific Properties, Inc. stockholders’ equity	3,178,890	45,515		3,224,405
Non-controlling interest—members in consolidated real estate entities	345,058	—		345,058
Non-controlling interest—units in the operating partnership	76,877	821	(G)	77,698
Total equity	3,600,825	46,336		3,647,161
TOTAL LIABILITIES AND EQUITY	$8,986,802	$(369,646)		$8,617,156

Exhibit 99.2
Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2023
(in thousands, except share data)

	Hudson Pacific Properties, Inc. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$605,776	$(46,729)		$559,047
Service and other revenues	11,735	(10)		11,725
Total office revenues	617,511	(46,739)		570,772
Studio
Rental	46,109	—		46,109
Service and other revenues	65,254	—		65,254
Total studio revenues	111,363	—		111,363
Total revenues	728,874	(46,739)		682,135
OPERATING EXPENSES
Office operating expenses	231,342	(7,907)		223,435
Studio operating expenses	103,578	—		103,578
General and administrative	55,177	—		55,177
Depreciation and amortization	294,654	(21,594)		273,060
Total operating expenses	684,751	(29,501)		655,250
OTHER INCOME (EXPENSES)
Loss from unconsolidated real estate entities	(2,219)	—		(2,219)
Fee income	5,026	—		5,026
Interest expense	(162,036)	14,522		(147,514)
Interest income	1,407	(105)		1,302
Management services reimbursement income—unconsolidated real estate entities	3,138	—		3,138
Management services expense—unconsolidated real estate entities	(3,138)	—		(3,138)
Transaction-related expenses	1,344	—		1,344
Unrealized loss on non-real estate investments	(2,269)	—		(2,269)
Gain on extinguishment of debt	10,000	—		10,000
Gain on sale of real estate	23,154	—		23,154
Other income	139	—		139
Total other expenses	(125,454)	14,417		(111,037)
Loss before income tax provision	(81,331)	(2,821)		(84,152)
Income tax provision	(715)	—		(715)
Net loss	(82,046)	(2,821)		(84,867)
Net income attributable to Series A preferred units	(459)	—		(459)
Net income attributable to Series C preferred shares	(15,141)	—		(15,141)
Net income attributable to participating securities	(850)	—		(850)
Net loss attributable to non-controlling interest in consolidated real estate entities	375	—		375
Net loss attributable to redeemable non-controlling interest in consolidated real estate entities	2,333	402	(CC)	2,735
Net loss attributable to common units in the operating partnership	1,600	41	(DD)	1,641
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(94,188)	$(2,378)		$(96,566)

BASIC AND DILUTED PER SHARE AMOUNTS
Net loss attributable to common stockholders—basic	$(0.67)	$(0.02)	(FF)	$(0.69)
Net loss attributable to common stockholders—diluted	$(0.67)	$(0.02)	(FF)	$(0.69)
Weighted average shares of common stock outstanding—basic	140,957,170			140,957,170
Weighted average shares of common stock outstanding—diluted	140,957,170			140,957,170

Exhibit 99.2
Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2022
(in thousands, except share data)

	Hudson Pacific Properties, Inc. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$834,408	$(48,961)		$785,447
Service and other revenues	18,292	(14)		18,278
Total office revenues	852,700	$(48,975)		803,725
Studio
Rental	59,672	—		59,672
Service and other revenues	113,852	—		113,852
Total studio revenues	173,524	—		173,524
Total revenues	1,026,224	(48,975)		977,249
OPERATING EXPENSES
Office operating expenses	308,668	(10,166)		298,502
Studio operating expenses	105,150	—		105,150
General and administrative	79,501	—		79,501
Depreciation and amortization	373,219	(28,737)		344,482
Total operating expenses	866,538	(38,903)		827,635
OTHER INCOME (EXPENSES)
Income from unconsolidated real estate entities	943	—		943
Fee income	7,972	—		7,972
Interest expense	(149,901)	13,487		(136,414)
Interest income	2,340	(1,790)		550
Management services reimbursement income—unconsolidated real estate entities	4,163	—		4,163
Management services expense—unconsolidated real estate entities	(4,163)	—		(4,163)
Transaction-related expenses	(14,356)	—		(14,356)
Unrealized loss on non-real estate investments	(1,440)	—		(1,440)
(Loss) Gain on sale of real estate	(2,164)	60,644	(EE)	58,480
Impairment loss	(28,548)	—		(28,548)
Other income	8,951	—		8,951
Total other expenses	(176,203)	72,341		(103,862)
Net (loss) income	(16,517)	62,269		45,752
Net income attributable to Series A preferred units	(612)	—		(612)
Net income attributable to Series C preferred shares	(20,431)	—		(20,431)
Net income attributable to participating securities	(1,194)	—		(1,194)
Net income attributable to non-controlling interest in consolidated real estate entities	(23,418)	—		(23,418)
Net loss (income) attributable to redeemable non-controlling interest in consolidated real estate entities	4,964	(16,426)	(CC)	(11,462)
Net loss attributable to common units in the operating partnership	709	(16)	(DD)	693
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(56,499)	$45,827		$(10,672)

BASIC AND DILUTED PER SHARE AMOUNTS
Net loss attributable to common stockholders—basic	$(0.39)	$0.32	(FF)	$(0.07)
Net loss attributable to common stockholders—diluted	$(0.39)	$0.32	(FF)	$(0.07)
Weighted average shares of common stock outstanding—basic	143,732,433			143,732,433
Weighted average shares of common stock outstanding—diluted	143,732,433			143,732,433

Exhibit 99.2
Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2023
(in thousands, except share data)

	Hudson Pacific Properties, L.P. (A)	Sale of Property (B)	Notes	Pro Forma
ASSETS
Investment in real estate, at cost	$8,831,914	$(574,317)		$8,257,597
Accumulated depreciation and amortization	(1,735,715)	50,394		(1,685,321)
Investment in real estate, net	7,096,199	(523,923)		6,572,276
Non-real estate property, plant and equipment, net	115,903	—		115,903
Cash and cash equivalents	75,040	219,857	(C)	294,897
Restricted cash	19,054	16,000	(C)	35,054
Accounts receivable, net	19,330	581		19,911
Straight-line rent receivables, net	290,938	(58,535)		232,403
Deferred leasing costs and intangible assets, net	359,870	(23,543)		336,327
Operating lease right-of-use assets	391,177	—		391,177
Prepaid expenses and other assets, net	119,494	(83)		119,411
Investment in unconsolidated real estate entities	236,248	—		236,248
Goodwill	263,549	—		263,549
TOTAL ASSETS	$8,986,802	$(369,646)		$8,617,156

LIABILITIES AND EQUITY
Liabilities
Unsecured and secured debt, net	$4,417,020	$(324,273)	(D)	$4,092,747
Joint venture partner debt	66,136	—		66,136
Accounts payable, accrued liabilities and other	267,426	(29,208)		238,218
Operating lease liabilities	393,773	—		393,773
Intangible liabilities, net	29,247	—		29,247
Security deposits, prepaid rent and other	86,980	(4,587)		82,393
Total liabilities	5,260,582	(358,068)		4,902,514

Redeemable preferred units of the operating partnership	9,815	—		9,815
Redeemable non-controlling interest in consolidated real estate entities	115,580	(57,914)	(E)	57,666

Capital
Hudson Pacific Properties, L.P. partners’ capital
4.750% Series C cumulative redeemable preferred units, $25.00 per unit liquidation preference, 17,000,000 units outstanding at September 30, 2023	425,000	—		425,000
Common units, 143,456,164 and 143,246,320 outstanding at September 30, 2023	2,826,337	46,336	(F)	2,872,673
Accumulated other comprehensive income	4,430	—		4,430
Total Hudson Pacific Properties, L.P. partners’ capital	3,255,767	46,336		3,302,103
Non-controlling interest—members in consolidated real estate entities	345,058	—		345,058
Total capital	3,600,825	46,336		3,647,161
TOTAL LIABILITIES AND CAPITAL	$8,986,802	$(369,646)		$8,617,156

Exhibit 99.2
Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2023
(in thousands, except share data)

	Hudson Pacific Properties, L.P. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$605,776	$(46,729)		$559,047
Service and other revenues	11,735	(10)		11,725
Total office revenues	617,511	(46,739)		570,772
Studio
Rental	46,109	—		46,109
Service and other revenues	65,254	—		65,254
Total studio revenues	111,363	—		111,363
Total revenues	728,874	(46,739)		682,135
OPERATING EXPENSES
Office operating expenses	231,342	(7,907)		223,435
Studio operating expenses	103,578	—		103,578
General and administrative	55,177	—		55,177
Depreciation and amortization	294,654	(21,594)		273,060
Total operating expenses	684,751	(29,501)		655,250
OTHER INCOME (EXPENSES)
Loss from unconsolidated real estate entities	(2,219)	—		(2,219)
Fee income	5,026	—		5,026
Interest expense	(162,036)	14,522		(147,514)
Interest income	1,407	(105)		1,302
Management services reimbursement income—unconsolidated real estate entities	3,138	—		3,138
Management services expense—unconsolidated real estate entities	(3,138)	—		(3,138)
Transaction-related expenses	1,344	—		1,344
Unrealized loss on non-real estate investments	(2,269)	—		(2,269)
Gain on extinguishment of debt	10,000	—		10,000
Gain on sale of real estate	23,154	—		23,154
Other income	139	—		139
Total other expenses	(125,454)	14,417		(111,037)
Loss before income tax provision	(81,331)	(2,821)		(84,152)
Income tax provision	(715)	—		(715)
Net loss	(82,046)	(2,821)		(84,867)
Net loss attributable to non-controlling interest in consolidated real estate entities	375	—		375
Net loss attributable to redeemable non-controlling interest in consolidated real estate entities	2,333	402	(CC)	2,735
Net loss attributable to Hudson Pacific Properties, L.P.	(79,338)	(2,419)		(81,757)
Net income attributable to Series A preferred units	(459)	—		(459)
Net income attributable to Series C preferred units	(15,141)	—		(15,141)
Net income attributable to participating securities	(850)	—		(850)
NET LOSS AVAILABLE TO COMMON UNITHOLDERS	$(95,788)	$(2,419)		$(98,207)

BASIC AND DILUTED PER UNIT AMOUNTS
Net loss attributable to common unitholders—basic	$(0.67)	$(0.02)	(FF)	$(0.69)
Net loss attributable to common unitholders—diluted	$(0.67)	$(0.02)	(FF)	$(0.69)
Weighted average shares of common units outstanding—basic	143,405,044			143,405,044
Weighted average shares of common units outstanding—diluted	143,405,044			143,405,044

Exhibit 99.2
Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2022
(in thousands, except share data)

	Hudson Pacific Properties, L.P. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$834,408	$(48,961)		$785,447
Service and other revenues	18,292	(14)		18,278
Total office revenues	852,700	$(48,975)		803,725
Studio
Rental	59,672	—		59,672
Service and other revenues	113,852	—		113,852
Total studio revenues	173,524	—		173,524
Total revenues	1,026,224	(48,975)		977,249
OPERATING EXPENSES
Office operating expenses	308,668	(10,166)		298,502
Studio operating expenses	105,150	—		105,150
General and administrative	79,501	—		79,501
Depreciation and amortization	373,219	(28,737)		344,482
Total operating expenses	866,538	(38,903)		827,635
OTHER INCOME (EXPENSES)
Income from unconsolidated real estate entities	943	—		943
Fee income	7,972	—		7,972
Interest expense	(149,901)	13,487		(136,414)
Interest income	2,340	(1,790)		550
Management services reimbursement income—unconsolidated real estate entities	4,163	—		4,163
Management services expense—unconsolidated real estate entities	(4,163)	—		(4,163)
Transaction-related expenses	(14,356)	—		(14,356)
Unrealized loss on non-real estate investments	(1,440)	—		(1,440)
(Loss) Gain on sale of real estate	(2,164)	60,644	(EE)	58,480
Impairment loss	(28,548)	—		(28,548)
Other income	8,951	—		8,951
Total other expenses	(176,203)	72,341		(103,862)
Net (loss) income	(16,517)	62,269		45,752
Net income attributable to non-controlling interest in consolidated real estate entities	(23,418)	—		(23,418)
Net loss (income) attributable to redeemable non-controlling interest in consolidated real estate entities	4,964	(16,426)	(CC)	(11,462)
Net (loss) income attributable to Hudson Pacific Properties, L.P.	(34,971)	45,843		10,872
Net income attributable to Series A preferred units	(612)	—		(612)
Net income attributable to Series C preferred units	(20,431)	—		(20,431)
Net income attributable to participating securities	(1,194)	—		(1,194)
NET LOSS AVAILABLE TO COMMON UNITHOLDERS	$(57,208)	$45,843		$(11,365)

BASIC AND DILUTED PER UNIT AMOUNTS
Net loss attributable to common unitholders—basic	$(0.39)	$0.31	(FF)	$(0.08)
Net loss attributable to common unitholders—diluted	$(0.39)	$0.31	(FF)	$(0.08)
Weighted average shares of common units outstanding—basic	145,580,928			145,580,928
Weighted average shares of common units outstanding—diluted	145,580,928			145,580,928

Exhibit 99.2
Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P.
Notes to Unaudited Pro Forma Consolidated Financial Statements
1.Adjustments to Pro Forma Consolidated Balance Sheet
(A)    Represents the historical consolidated balance sheet as of September 30, 2023.

(B)    Reflects the disposition of the Property, which was completed on December 27, 2023.

(C)    Reflects the amount of proceeds from the disposition after credits, prorations, closing costs and the repayment of the construction loan secured by the Property. A holdback of $16.0 million related to the Company's liability for certain representations and warranties under the Purchase and Sale Agreement is classified as restricted for a period of twelve months.

(D)    Reflects the repayment of the construction loan secured by the Property at the closing of the disposition.

(E)    Reflects the distribution of the joint venture partner's equity in the net assets of the Property as of September 30, 2023.

(F)    Reflects the nonrecurring estimated gain on sale calculated based on the net disposition proceeds less the carrying amounts of the assets and liabilities of the Property as of September 30, 2023.

(G)    Reflects the incremental allocation of income to common unitholders in the Operating Partnership resulting from the estimated gain on sale described in (F).

2.Adjustments to Pro Forma Consolidated Statements of Operations

(AA)    Represents the historical consolidated statements of operations for the nine-month period ended September 30, 2023 and for the year ended December 31, 2022.

(BB)    The pro forma adjustments reflect the disposition of the Property for the nine-month period ended September 30, 2023 and for the year ended December 31, 2022 as if the Property was disposed of on January 1, 2022.

(CC)    Reflects the incremental allocation of income to the joint venture partner as a result of the pro forma adjustments described in (BB) and (EE).

(DD)    Reflects the incremental allocation of income to common unitholders in the Operating Partnership as a result of the pro forma adjustments described in (BB), (CC) and (EE).

(EE)    Reflects the nonrecurring estimated gain on sale calculated based on the net disposition proceeds less the carrying amounts of the assets and liabilities of the Property as of January 1, 2022.

(FF)    Pro forma net loss per share/unit attributable to common stockholders/unitholders—basic and diluted is calculated by dividing pro forma consolidated net loss attributable to common stockholders/unitholders by the number of weighted average shares of common stock/units outstanding for the nine-month period ended September 30, 2023 and for the year ended December 31, 2022.